ASSIGNMENT OF NOTES


                  HYDROCHEM INDUSTRIAL SERVICES, INC., a Delaware corporation hereinafter referred to as "Industrial Services" located at 900 Georgia Avenue, Deer Park, Texas, 77536 for the sum of Two Hundred Eighty-five Thousand Six Hundred One and No/100 Dollars ($285,601.00) accrued interest in the amount of Eleven Thousand Nine Hundred Eight Dollars and 39/100 ($11,908.39) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has TRANSFERRED, SET-OVER and ASSIGNED, and by these presents does TRANSFER, SET-OVER and ASSIGN unto HYDROCHEM HOLDING, INC., a Delaware corporation hereinafter referred to as "Holding", with offices at 900 Georgia Avenue, Deer Park, Texas 77536, all of the rights, titles and interests of Industrial Services in, to and under:

                  1. That certain Secured Promissory Note dated April 9, 1998, executed by B. Tom Carter, Jr. (the "Maker"), payable to the order of Industrial Services in the original principal amount of Two Hundred Eighty-five Thousand Six Hundred One and No/100 Dollars ($285,601.00), bearing interest and being payable as therein provided (the "Note"); and

                  2. Any liens, security interests, mortgages, deeds of trust, collateral agreements, security agreements, collateral assignments, guaranties, financing statements, and other lien instruments executed by Maker, in favor of Industrial Services, or any other party, in connection with the Note, including, without limitation, that certain Pledge Agreement dated April 9, 1998, executed by Maker in favor of Industrial Services (the "Pledge Agreement").

                  Additionally, Industrial Services agrees to execute and deliver such financing statement changes, assignments, amendments or supplements as Holding may reasonably request in order to comply with applicable law and to preserve and protect Holding's rights, liens and security interests hereunder.

                  Industrial Services also warrants and represents that it is not aware of any event, condition or circumstance which, with the giving of notice or the passage of time or both, would constitute a default under the Note or the Pledge Agreement.

                  IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this
Assignment of Note to be effective as of the 31st day of December, 1998.

HYDROCHEM INDUSTRIAL                             HYDROCHEM HOLDING, INC.
   SERVICES, INC.

By:   /s/ Selby F. Little, III                   By:   /s/ Pelham Smith
      ------------------------                         --------------------
      Selby F. Little, III                             Pelham Smith
      Executive Vice President, Chief                  Vice President, Assistant
      Financial Officer, and Assistant Secretary       Secretary and Assistant
                                                       Treasurer

THE STATE OF TEXAS
COUNTY OF HARRIS

                  BEFORE ME, the undersigned authority, on this day personally appeared Selby F. Little, III., the Executive Vice President, Chief Financial Officer, and Assistant Secretary of HydroChem Industrial Services, Inc., a Delaware corporation, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity stated, and as the act and deed of the banking association.

                  GIVEN UNDER HAND AND SEAL OF OFFICE this the 31st day of December, 1998.

                                                      /s/ Lawanda Weidman
                                                      -------------------
                                                      Notary Public in and for
                                                      The State of Texas
THE STATE OF TEXAS
COUNTY OF HARRIS

                  BEFORE ME, the undersigned authority, on this day personally appeared Pelham H. A. Smith, Vice President, Assistant Secretary and Assistant Treasurer of HydroChem Holding, Inc., a Delaware corporation, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity stated, and as the act and deed of the banking association.

                  GIVEN UNDER HAND AND SEAL OF OFFICE this the 31st day of December 1998.

                                                      /s/ Lawanda Weidman
                                                      -------------------
                                                      Notary Public in and for
                                                      The State of Texas


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